FOURTH MODIFICATION OF CREDIT AGREEMENT

         THIS MODIFICATION is made as of this 19th day of August, 1996, by and between NATIONSBANK, N.A. (SOUTH) ("Bank"), a national banking association which is the successor by merger to Bank South, a Georgia banking corporation which was the successor by merger to Bank South, N.A., a national banking association, and FIRST UNITED BANCORPORATION, a South Carolina corporation ("Borrower").

                               Statement of Facts

         Borrower and Bank have previously entered into that certain Credit Agreement, dated as of May 16, 1995, as amended by the First Modification of Credit Agreement dated as of August 3, 1995, as further amended by the Second Modification of Credit Agreement dated as of September 25, 1995, and as further amended by the Third Modification of Credit Agreement dated as of December 5, 1995 (the "Credit Agreement"). Borrower and Bank now desire to modify the Credit Agreement in certain respects in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended herein and do hereby further agree as follows:

                               Statement of Terms

         1.       Amendments of Credit Agreement.

         Subject  to  the  fulfillment  of  the  conditions   precedent  to  the
effectiveness of this Modification which are set forth below, the Credit Agreement is hereby modified and amended as follows:

         (a) Section 8.10(a) of the Credit Agreement is hereby modified and amended by (i) deleting such Section and (ii) simultaneously substituting in lieu thereof the following new Section 8.10(a):

                  "(a) Borrower shall at all times maintain consolidated Primary Capital of not less than $15,000,000, and Borrower's consolidated Primary Capital shall not be less than 6.5% of its consolidated assets at any time."

         (b) Section 8.10 of the Credit Agreement is hereby further modified and amended by adding thereto the following new Section 8.10(i):

                  "(i) First Greenville's Primary Capital shall not be less than 7.0% of its total assets at any time."





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         2.       No Other Amendments.

         Except for the amendments expressly set forth and referred to above, the Credit Agreement is and shall remain unchanged and in full force and effect. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of the Credit Agreement or of any of the Obligations or to modify, affect or impair the perfection or continuity of Bank's security interest in the Collateral.

         3.       Representations and Warranties.

         To induce Bank to enter into this Modification, Borrower does hereby warrant, represent and covenant to Bank that:

         (a) Each representation and warranty set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation and warranty were made on and as of the date hereof (except to the extent that such representation and warranty expressly relates to a specific date), and no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Modification; and

         (b) Borrower has the power and is duly authorized to enter into, deliver and perform this Modification and this Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms except as such enforceability may be limited by general principles of equity or by any bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general.

         4.       Conditions Precedent to Effectiveness of this Modification.

         The effectiveness of this Modification and the amendments provided above are subject to the truth and accuracy in all material respects of the representations and warranties contained in Section 3 above and to the receipt by Bank of one or more counterparts of this Modification duly executed and delivered by Borrower.

         5.       Bank Expenses.

         Borrower shall reimburse Bank on demand for all costs and expenses (including attorneys' fees) incurred by Bank in negotiating, documenting and consummating the transactions contemplated by this Modification.

         6.       Counterparts.

         This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.




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         7.       Effective Date.

         This Modification shall become effective on the first business day on which all of the conditions precedent set forth above have been met.

         8.       Governing Law.

         This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia (without giving effect to its conflicts of law rules).

         IN WITNESS WHEREOF, Borrower has executed this Modification under seal, and Bank has executed this Modification, as of the day and year specified at the beginning hereof.

                                              BORROWER:

(CORPORATE SEAL)                              FIRST UNITED BANCORPORATION


Attest:

                                              By: William B. West
Ronald K. Earnest                            Title: Senior Vice President
                                                    and Chief Financial Officer

Title: Senior Vice
       President
                                              LENDER:

                                              NATIONSBANK, N.A. (SOUTH)


                                              By: John L. Carter
                                              Title: Senior Vice President